                                                                    Exhibit 10.2


[LOGO] STAR
       ---------
       FINANCIAL                                                   VARIABLE RATE
       ---------
       BANK (R)                                                     COMMERCIAL
          Member FDIC                                               PROMISSORY
102 West Van Buren Street - P.O. Box 510                               NOTE
Columbia City, Indiana 46725-0510
(219) 244-6151 "LENDER"

                        -------------------------------------
                                    BORROWER
                        -------------------------------------

                        KAIRE INTERNATIONAL, INC.
                        380 LASHLEY ST
                        LONGMONT, CO  80502-1535
                        -------------------------------------
                        Telephone Number
                                  800-524-7348
                        -------------------------------------

----------------  -------------  ----------------  ------------  -------------  ---------------  -----------
OFFICER INITIALS  INTEREST RATE  PRINCIPAL AMOUNT  FUNDING DATE  MATURITY DATE  CUSTOMER NUMBER  LOAN NUMBER
----------------  -------------  ----------------  ------------  -------------  ---------------  -----------
     00002           VARIABLE      $240,100.00       05/19/97      06/18/97       0050055720      06716702

                                 PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of TWO HUNDRED FORTY THOUSAND ONE HUNDRED AND NO/100 Dollars ($ 240,100.00) plus interest on the unpaid principal balance at the rate and in the manner described below and those other charges permitted by applicable law and authorized by the terms of this Note, all without relief from valuation and appraisement laws. All amounts received by Lender shall be applied first to late charges and expenses, then to accrued interest, and then to principal.

INTEREST RATE: This Note has a variable interest rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days and the actual number of days per year. Interest on this Note shall be calculated at the variable simple interest rate of TWO AND NO/l00 percent (2.00%) per annum over the Index Rate. The Initial Index Rate is EIGHT AND 50/100 percent (8.50%) per annum. Therefore, the initial interest rate on this Note shall be TEN AND 50/100 percent (10.50%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on: ON THE FIRST DAY OF THE MONTH 06-01-97

INDEX RATE: The Index Rate for this Note shall be: THE PRIME RATE SHALL BE THE LOWEST PRIME LENDING RATE AT LARGE MONEY CENTER BANKS AS PUBLISHED IN THE WALL ST JOURNAL OR OTHER FINANCIAL PUBLICATIONS

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be n/a percent (n/a%) per annum. The maximum interest rate on this Note shall not exceed n/a percent (n/a%) per annum.

DEFAULT RATE: In the event of a default under this Note, the Lender may, in its discretion, determine that all amounts owing to Lender shall bear interest as follows: 21.00%

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

      A SINGLE PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON JUNE 18, 1997.

All payments will be made to Lender at its address described above and shall be in collected funds in lawful currency of the United States of America.

RENEWAL: If checked |X| this Note is a renewal of Loan Number 06701269.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to Lender's common law right of setoff. |X| If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT/MINIMUM FINANCE CHARGE: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law, if this Note is prepaid in full, there will be: |_| No prepayment penalty/minimum finance charge. |X| A minimum finance charge of $30.00 plus closing costs, as permitted by law.

LATE PAYMENT CHARGE: If a payment is more than 10 days late, Borrower will be charged a late payment charge of $100.00 or 5.00% of late installment whichever is |_| greater; |X| less; as permitted by law.

================================================================================

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE: MAY 19, 1997

BORROWER: KAIRE INTERNATIONAL, INC.        BORROWER:


BY: /s/ ROBERT L RICHARDS                  BY:
    ----------------------------------        ----------------------------------
    ROBERT L RICHARDS

TITLE: SENIOR EXECUTIVE V. P.              TITLE:
      --------------------------------           -------------------------------
       CHIEF EXECUTIVE OFFICER

BORROWER:                                  BORROWER:


BY:                                        BY:
    ----------------------------------        ----------------------------------

TITLE:                                     TITLE:
      --------------------------------           -------------------------------

                              TERMS AND CONDITIONS

1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor:

      (a) fails to make any payment on this Note or any other indebtedness to Lender when due;

      (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future, written agreement regarding this or any indebtedness of Borrower to Lender;

      (c) provides or causes any false or misleading signature or representation to be provided to Lender;

      (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation;

      (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property;

      (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

      (g) causes Lender to deem itself insecure in good faith for any reason or Lender, for any reason, in good faith deems itself insecure.

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

      (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;

      (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

      (c)   to take possession of any collateral in any manner permitted by law;

      (d) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

      (e) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the collateral is required by law, five (5) days notice shall constitute reasonable notification);

      (f) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

      (g) to exercise ail other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order.

3. DEMAND FEATURE: If this Note contains a demand feature, then notwithstanding anything to the contrary contained in this Note, Lender's rights with respect to the events of default identified above shall not be limited, restricted, impaired or otherwise adversely affected by the demand feature of this Note. Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements including but not limited to balance sheets and profit and loss statements and other Information upon request.

5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower guarantor or collateral.

6. SEVERABILITY: If any provision of this Note violates the law or is unenforceable, the rest of the Note will remain valid.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Note.

10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorney's fees and collection costs.

11. MISCELLANEOUS: This Note is being executed for commercial purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. If Lender obtains a judgment for any amount due under this Note, interest will accrue on the judgment at ten percent per annum. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

12. ADDITIONAL TERMS: